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                                                                   EXHIBIT 10.10

                              REVOLVING CREDIT NOTE

$36,000,000                                                       April 30, 2001

         FOR VALUE RECEIVED, SUNRISE BATON ROUGE ASSISTED LIVING, L.L.C., a Louisiana limited liability company, SUNRISE BLOOMINGDALE ASSISTED LIVING, L.L.C., an Illinois limited liability company, SUNRISE FARMINGTON HILLS ASSISTED LIVING, L.L.C., a Michigan limited liability company, SUNRISE NEW ORLEANS ASSISTED LIVING, L.L.C., a Louisiana limited liability company, SUNRISE OAKLAND ASSISTED LIVING LIMITED PARTNERSHIP, a California limited partnership, SUNRISE RIVERSIDE ASSISTED LIVING, L.P., a California limited partnership and SUNRISE WILTON ASSISTED LIVING, L.L.C., a Connecticut limited liability company (individually a "Borrower" and collectively the "Borrowers"), jointly and severally promise to pay to the order of BANK OF AMERICA, N.A. (the "Lender") the maximum principal sum of THIRTY SIX MILLION AND NO/100 DOLLARS ($36,000,000) (the "Principal Sum") or so much thereof as may be advanced or readvanced to or for the account of the Borrowers pursuant to the terms and conditions of the Financing Agreement (as hereinafter defined), together with interest thereon at the rate or rates hereinafter provided. All defined terms not otherwise defined herein shall have the meaning set forth in the Financing Agreement.

         1. Interest.

         Interest on portions of the outstanding Principal Sum shall accrue and be payable for periods of thirty (30) days each or periods of seven (7) days each (each a "Eurodollar Period") at a fixed rate for such Eurodollar Period equal to the sum of (i) Eurodollar Rate (as defined in the Financing Agreement), which rate shall be adjusted for any Federal Reserve Board reserve requirements imposed upon the Lender from time to time, plus (ii) for the period from the date hereof through July 31, 2001, 250 basis points per annum and from August 1, 2001 until paid in full, 300 basis points per annum. The Eurodollar Rate determined pursuant to the preceding sentence shall be in effect to the end of the applicable Eurodollar Period. Interest payable hereunder shall also be subject to the conditions set forth in Section 2.4 of the Financing Agreement.

         No more than six (6) different Eurodollar Periods may be in effect at any one time provided that not more than one (1) Eurodollar Period may be a seven day Eurodollar Period. Interest shall be computed for the actual number of days which have elapsed from the date of each advance of a portion of the Principal Sum calculated on the basis of a 365-day year.

         2. Payments and Maturity.

                  (a) Interest only on the outstanding principal balance shall be due and payable on the fifteenth (15th) day of the first (1st) month following the date hereof and on the fifteenth (15th) day of each month thereafter to maturity; and
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                  (b) Unless the maturity of this Note is extended as
hereinafter provided or unless sooner paid, the unpaid Principal Sum, together with interest accrued and unpaid thereon, shall be due and payable in full on July 31, 2001.

         The fact that the balance hereunder may be reduced to zero from time to time pursuant to the Financing Agreement will not affect the continuing validity of this Note or the Financing Agreement, and the balance may be increased to the Principal Sum after any such reduction to zero.

         3. Extension Option.

         The Borrowers shall have one (1) option to extend the maturity of this Note for a period of one hundred and twenty (120) days, upon the express condition for the exercise of such extension option that each and all of the following conditions precedent shall have been fulfilled or complied with to the complete satisfaction of the Lender in its sole and absolute discretion:

                  (a) The Borrowers shall have given the Lender at least thirty
(30) days prior written notice of its intention to extend;

                  (b) The Borrowers shall have paid the fee, if any, required pursuant to the terms of Section 2.3 (a) of the Financing Agreement; and

                  (c) No Event of Default (as hereinafter defined) shall have occurred and be continuing.

         4. Default Interest.

         Upon the occurrence of an Event of Default (as hereinafter defined), the unpaid Principal Sum shall bear interest thereafter until such Event of Default is cured at a rate which is at all times equal to three percent (3%) per annum in excess of the rate or rates of interest otherwise payable hereunder.

         5. Late Charges.

         In the event that any payment due hereunder is not received by the Lender within fifteen (15) days of the date such payment is due (inclusive of the date when due), the Borrowers shall pay to the Lender on demand a late charge equal to four percent (4%) of such payment.

         6. Application and Place of Payments.

         Unless an Event of Default (as hereinafter defined) has occurred, all payments made on account of this Note, including prepayments, shall be applied in the following order: first to the payment of all Enforcement Costs, second to the payment of accrued and unpaid interest then due hereunder, third to the payment of any prepayment fee then due hereunder, fourth to the unpaid Principal Sum, fifth to any fees required under the Financing Documents, and the remainder, if any, shall be applied to any late charge then due hereunder or any other sums due to the Lender under the Financing Documents.

         The application of payments after an Event of Default shall be determined by the Lender. All payments on account of this Note shall be paid in lawful money of the United States of


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America in immediately available funds during regular business hours of the
Lender at its principal office in Baltimore, Maryland or at such other times and places as the Lender may at any time and from time to time designate in writing to the Borrower. Any payment received after 2:30 p.m. (Eastern Time) shall be deemed to have been received on the next Banking Day.

         7. Prepayment.

         The Borrowers shall have the right to prepay the Principal Sum in full or in part, at any time and from time to time. Sums repaid may be reborrowed.

         8. Financing Agreement and Other Financing Documents.

         This Note is the Note described in the Financing and Security Agreement of even date by and among the Borrowers and the Lender (as amended or otherwise modified from time to time, the "Financing Agreement"). The term "Financing Documents" as used in this Note shall mean collectively this Note, the Financing Agreement, the Deeds of Trust (as hereinafter defined), all of the other Financing Documents (as defined in the Financing Agreement) and any other instrument, agreement, or document previously, simultaneously, or hereafter executed and delivered by the Borrowers, or any of them, and/or any other person, singularly or jointly with any other person, evidencing, securing, guaranteeing, or in connection with the Loan (as defined in the Financing Agreement).

         9. Security.

         This Note is secured by, among other things, certain deeds of trust or mortgages (each as amended, restated or substituted from time to time, a "Deed of Trust" collectively, the "Deeds of Trust"), covering that real estate owned by each of the Borrowers individually and the improvements thereon more particularly described in the Deeds of Trust and all other property, real and personal, more particularly described in the Deeds of Trust (collectively, the "Property").

         10. Events of Default.

         The occurrence of any one or more of the following events shall constitute an event of default (individually, an "Event of Default" and collectively, the "Events of Default") under the terms of this Note:

                  (a) The failure of the Borrowers to pay to the Lender when due any and all amounts payable by the Borrowers to the Lender under the terms hereof and such failure continues for five (5) calendar days after notice thereof by the Lender, except with regard to payment of amounts due at maturity for which no notice or cure period shall be required to be given and except for a Borrowing Base Deficiency (as defined in the Financing Agreement) which shall be payable as provided in the Financing Agreement; or

                  (b) The occurrence of a Default or an Event of Default (as those terms are defined in the Financing Agreement) under the terms and conditions of any of the other Financing Documents, which Default or Event of Default remains uncured beyond any applicable grace and/or cure period provided therefor.

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         11. Remedies.

         Upon the occurrence of an Event of Default, at the option of the Lender, all amounts payable by the Borrowers to the Lender under the terms hereof shall immediately become due and payable by the Borrowers to the Lender without notice to the Borrowers or any other person, and the Lender shall have all of the rights, powers, and remedies available under the terms of this Note, any of the other Financing Documents and all applicable laws. The Borrowers and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness under the Loan hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note or any payment hereunder may be extended from time to time without in any way affecting the liability of the Borrowers, guarantors and endorsers. The Borrowers and all endorsers, guarantors, and other parties who may now or in the future be liable for payment of the Obligations hereby acknowledge that all advances under the Loan will be made under and will be evidenced by this Note.

         12. Mandatory Arbitration.

                  (a) This paragraph concerns the resolution of any controversies or claims between the Borrowers and the Lender, whether arising in contract, tort or by statute, including but not limited to controversies or claims that arise out of or relate to: (i) this Note (including any renewals, extensions or modifications); or (ii) any document related to this Note; (collectively a "Claim").

                  (b) At the request of the Borrowers or the Lender, any Claim shall be resolved by binding arbitration in accordance with the Federal Arbitration Act (Title 9, U. S. Code) (the "Act"). The Act will apply even though this Note provides that it is governed by the law of a specified state.

                  (c) Arbitration proceedings will be determined in accordance with the Act, the rules and procedures for the arbitration of financial services disputes of J.A.M.S./Endispute or any successor thereof ("J.A.M.S."), and the terms of this paragraph. In the event of any inconsistency, the terms of this paragraph shall control.

                  (d) The arbitration shall be administered by J.A.M.S. and conducted in any U. S. state where real or tangible personal property collateral for this credit is located or if there is no such collateral, in the Commonwealth of Virginia. All Claims shall be determined by one arbitrator; however, if Claims exceed $5,000,000, upon the request of any party, the Claims shall be decided by three arbitrators. All arbitration hearings shall commence within 90 days of the demand for arbitration and close within 90 days of commencement and the award of the arbitrator(s) shall be issued within 30 days of the close of the hearing. However, the arbitrator(s), upon a showing of good cause, may extend the commencement of the hearing for up to an additional 60 days. The arbitrator(s) shall provide a concise written statement of reasons for the award. The arbitration award may be submitted to any court having jurisdiction to be confirmed and enforced.

                  (e) The arbitrator(s) will have the authority to decide whether any Claim is barred by the statute of limitations and, if so, to dismiss the arbitration on that basis. For


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purposes of the application of the statute of limitations, the service on
J.A.M.S. under applicable J.A.M.S. rules of a notice of Claim is the equivalent of the filing of a lawsuit. Any dispute concerning this arbitration provision or whether a Claim is arbitrable shall be determined by the arbitrator(s). The arbitrator(s) shall have the power to award legal fees pursuant to the terms of this Note.

                  (f) This paragraph does not limit the right of the Borrowers or the Lender to: (i) exercise self-help remedies, such as but not limited to, setoff; (ii) initiate judicial or non-judicial foreclosure against any real or personal property collateral; (iii) exercise any judicial or power of sale rights, or (iv) act in a court of law to obtain an interim remedy, such as but not limited to, injunctive relief, writ of possession or appointment of a receiver, or additional or supplementary remedies.

                  (g) By agreeing to binding arbitration, the parties irrevocably and voluntarily waive any right they may have to a trial by jury in respect of any Claim. Furthermore, without intending in any way to limit this Note to arbitrate, to the extent any Claim is not arbitrated, the parties irrevocably and voluntarily waive any right they may have to a trial by jury in respect of such Claim. This provision is a material inducement for the parties entering into this Note.

         13. Consent to Jurisdiction.

         Each of the Borrowers irrevocably submits to the jurisdiction of any state or federal court sitting in the Commonwealth of Virginia over any suit, action, or proceeding arising out of or relating to this Note. Each of the Borrowers irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying the venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon the Borrower and may be enforced in any court in which the Borrower is subject to jurisdiction by a suit upon such judgment provided that service of process is effected upon the Borrower as provided in this Note or as otherwise permitted by applicable law.

         14. Service of Process.

                  (a) Each of the Borrowers hereby irrevocably designates and appoints Wayne G. Tatusko, Esquire of Watt, Tieder, Hoffar & Fitzgerald, 7929 Westpark Drive, McLean, Virginia 22102, as its authorized agent to accept and acknowledge on the Borrower's behalf service of any and all process that may be served in any suit, action, or proceeding instituted in connection with this
Note in any state or federal court sitting in the Commonwealth of Virginia. If such agent shall cease so to act, the Borrower shall irrevocably designate and appoint without delay another such agent in the Commonwealth of Virginia satisfactory to the Lender and shall promptly deliver to the Lender evidence in writing of such agent's acceptance of such appointment and its agreement that such appointment shall be irrevocable.

                  (b) Each of the Borrowers hereby consents to process being served in any suit, action, or proceeding instituted in connection with this Note by (i) the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to the Borrower and (ii) serving a copy thereof upon the agent hereinabove designated and appointed by the Borrower as the


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Borrower's agent for service of process. Each of the Borrowers irrevocably agrees that such service shall be deemed to be service of process upon the Borrower in any such suit, action, or proceeding. Nothing in this Note shall affect the right of the Lender to serve process in any manner otherwise permitted by law and nothing in this Note will limit the right of the Lender otherwise to bring proceedings against the Borrower in the courts of any jurisdiction or jurisdictions.

         15. WAIVER OF TRIAL BY JURY.

         EACH OF THE BORROWERS AND THE LENDER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING NOT REQUIRED TO BE ARBITRATED PURSUANT TO THE TERMS HEREOF TO WHICH THE BORROWERS, OR ANY OF THEM, AND THE LENDER, MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS NOTE, (B) THE OTHER FINANCING DOCUMENTS OR (C) ANY OF THE PROPERTY. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE BORROWERS, AND EACH OF THE BORROWERS HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. EACH OF THE BORROWERS FURTHER REPRESENTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

         16. Expenses.

         The Borrowers jointly and severally promise to pay to the Lender on demand all costs and expenses incurred by the Lender in connection with the collection and enforcement of this Note, including, without limitation, all reasonable attorneys' fees and expenses and all court costs.

         17. Notices.

         Any notice, request, or demand to or upon the Borrowers or the Lender shall be deemed to have been properly given or made when delivered in accordance with Section 11.1 of the Financing Agreement.

         18. Miscellaneous.

         Each right, power, and remedy of the Lender as provided for in this Note or any of the other Financing Documents, or now or hereafter existing under any applicable law or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Note or any of the other Financing Documents or now or hereafter existing under any applicable law, and the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers, or remedies. No failure or delay


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by the Lender to insist upon the strict performance of any term, condition, covenant, or agreement of this Note or any of the other Financing Documents, or to exercise any right, power, or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude the Lender from exercising any such right, power, or remedy at a later time or times. By accepting payment after the due date of any amount payable hereunder, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under the terms hereof or to declare an Event of Default for the failure to effect such prompt payment of any such other amount. No course of dealing or conduct shall be effective to amend, modify, waive, release, or change any provisions of this Note.

         19. Partial Invalidity.

         In the event any provision of this Note (or any part of any provision) is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note; but this Note shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had not been contained in this Note, but only to the extent it is invalid, illegal, or unenforceable.

         20. Captions.

         The captions herein set forth are for convenience only and shall not be deemed to define, limit, or describe the scope or intent of this Note.

         21. Governing Law.

         The provisions of this Note shall be construed, interpreted and enforced in accordance with the laws of the Commonwealth of Virginia as the same may be in effect from time to time.

         22. Counterparts.

         This Note may be executed in one or more counterparts each of which shall constitute an original for all purposes; provided, however, that all such counterparts shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the Borrowers have caused this Note to be executed, under seal, by their duly authorized representatives, as of the date first written above.

WITNESS OR ATTEST:                 SUNRISE BATON ROUGE ASSISTED LIVING,
                                   L.L.C., a Louisiana limited liability company
                                   By:     Sunrise Assisted Living Investments,
                                           Inc., its sole member


                                           By: /s/ James S. Pope          (SEAL)
---------------------------                   ----------------------------------
                                                James S. Pope
                                                Vice President

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WITNESS OR ATTEST:                         SUNRISE BLOOMINGDALE ASSISTED
                                           LIVING, L.L.C., an Illinois limited
                                           liability company
                                           By:      Sunrise Assisted Living
                                                    Investments, Inc., its sole
                                                    member



                                           By: /s/ James S. Pope          (SEAL)
---------------------------                   ----------------------------------
                                                    James S. Pope
                                                    Vice President

WITNESS OR ATTEST:                         SUNRISE FARMINGTON HILLS ASSISTED
                                           LIVING, L.L.C., a limited liability
                                           company
                                           By:      Sunrise Assisted Living
                                                    Investments, Inc., its sole
                                                    member


                                           By: /s/ James S. Pope          (SEAL)
---------------------------                   ----------------------------------
                                                    James S. Pope
                                                    Vice President

WITNESS OR ATTEST:                         SUNRISE NEW ORLEANS ASSISTED LIVING,
                                           L.L.C., a Louisiana limited liability
                                           company
                                           By:      Sunrise Assisted Living
                                                    Investments, Inc., its sole
                                                    member


                                           By: /s/ James S. Pope          (SEAL)
---------------------------                   ----------------------------------
                                                   James S. Pope
                                                   Vice President

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WITNESS OR ATTEST:                         SUNRISE OAKLAND ASSISTED LIVING
                                           LIMITED PARTNERSHIP, a California
                                           limited partnership

                                           By:      Sunrise Assisted Living
                                                    Investments, Inc., its
                                                    general partner


                                           By: /s/  James S. Pope         (SEAL)
---------------------------                   ----------------------------------
                                                    James S. Pope
                                                    Vice President

WITNESS OR ATTEST:                         SUNRISE RIVERSIDE ASSISTED LIVING,
                                           L.P., a California limited
                                           partnership
                                           By:      Sunrise Assisted Living
                                                    Investments, Inc., its
                                                    general partner


                                           By: /s/  James S. Pope         (SEAL)
---------------------------                   ----------------------------------
                                                    James S. Pope
                                                    Vice President

WITNESS OR ATTEST:                         SUNRISE WILTON ASSISTED LIVING,
                                           L.L.C., a Connecticut
                                           limited liability company
                                           By:      Sunrise Assisted Living
                                                    Investments, Inc., its sole
                                                    member


                                           By: /s/  James S. Pope         (SEAL)
---------------------------                   ----------------------------------
                                                    James S. Pope
                                                    Vice President

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